UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): September 14, 2020

PPD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39212	45-3806427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

929 North Front Street

Wilmington, North Carolina 28401

(910) 251-0081

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PPD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

Updated Financial Guidance

On September 14, 2020, given the exceptional circumstances surrounding COVID-19 and better than anticipated key operating metrics and financial results in the months of July and August, PPD, Inc. (the “Company” or “PPD”) announced its updated financial guidance for the third quarter ending September 30, 2020. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Updated Third Quarter 2020 Financial Guidance

PPD’s previously provided and updated financial guidance for the third quarter of 2020 are as follows:

	Previous Guidance as of August 4, 2020				Updated Guidance as of September 14, 2020
	Range ($)		Range (Y/Y %)		Range ($)		Range (Y/Y %)
(dollars in millions)	Low	High	Low	High	Low	High	Low	High
Revenue	$1,065	$1,085	+4%	+6%	$1,157	$1,188	+13%	+16%
Adjusted EBITDA	$211	$215	+4%	+6%	$223	$227	+10%	+12%

The updated guidance reflects better than expected financial performance in both the clinical and laboratory services segments. The stronger performance is driven by higher than expected revenue from studies unrelated to COVID-19 as well as higher than expected indirect and direct revenue from COVID-19 related projects. The higher revenue growth relative to the Adjusted EBITDA growth is largely attributable to the growth of indirect costs from COVID-19 projects. Furthermore, PPD expects it would still achieve positive year-on-year growth in the third quarter of 2020 irrespective of any revenue attributable to COVID-19 awards. In addition, PPD expects to achieve strong net authorizations for the third quarter 2020 on a historical basis, greater than the same period for the prior year.

PPD has not reconciled the forward-looking Adjusted EBITDA guidance included above to the most directly comparable GAAP measure because this cannot be done without unreasonable effort due to the variability and low visibility with respect to certain costs, including, but not limited to, incentive compensation (including stock-based compensation), certain fair value measurements, recapitalization portfolio interest consideration, uncertainties caused by the global COVID-19 pandemic and other items not reflective of PPD’s ongoing operations, which are potential adjustments to future earnings. PPD expects the variability of these items to have a potentially unpredictable, and a potentially significant, impact on our future GAAP financial results.

On September 14, 2020, the Company issued a press release regarding its updated financial guidance for the third quarter ending September 30, 2020. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Offering Announcement

On September 14, 2020, the Company issued a press release announcing a secondary offering of shares of its common stock, par value $0.01 per share, held by certain selling stockholders of the Company (the “Offering”). A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “guidance,” “believe,” “intend,” “project,” “outlook,” “forecast,” “estimates,” “targets,” “projections,” “should,” “could,” “would,” “may,” “might,” “will,” and other similar expressions, including forward-looking statements about the impact from the novel coronavirus disease (the “COVID-19 pandemic”), relating to (i) PPD’s updated financial guidance and (ii) the Offering. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our financial results, including the impact from the COVID-19 pandemic, and our ability to achieve our projected financial guidance, and therefore actual results might differ materially from those expressed in these forward-looking statements. Factors that might materially affect such forward-looking statements include: the magnitude, continued duration, geographic reach and ongoing impact on the global economy and capital and credit markets of the COVID-19 pandemic; the current and uncertain future impact from the COVID-19 pandemic on our business, growth, reputation, prospects, financial condition, results of operations (including components of our financial results), cash flows and liquidity; the fragmented and highly competitive nature of the drug development services industry; changes in trends in the biopharmaceutical industry, including decreases in research and development spending and outsourcing; our ability to keep pace with rapid technological changes that could make our services less competitive or obsolete; the U.S. and international healthcare industry is subject to political, economic and/or regulatory influences and changes, such as healthcare reform, all of which could adversely affect both our customers’ and our businesses; any failure of our backlog to accurately predict or convert into future revenue; the fact that our customers can terminate, delay or reduce the scope of our contracts with them upon short notice or with no notice; the impact of industry, customer and therapeutic area concentration; our ability to accurately price our contracts and manage our costs associated with performance of such contracts; any failures in our information and communication systems, including cybersecurity breaches, impacting us or our customers, clinical trial participants or employees; any failure to perform services in accordance with contractual requirements, regulatory standards and ethical standards; our ability to recruit, retain and motivate key personnel, including the loss of any key executive who becomes seriously ill with COVID-19; our ability to attract suitable investigators or enroll a sufficient number of patients for our customers’ clinical trials; any failure by us to comply with numerous privacy laws; our dependence on third parties for critical goods and support services, including a significant impact from the COVID-19 pandemic on our suppliers; our dependence on our technology network, and the impact from upgrades to the network; any violation of laws, including laws governing the conduct of clinical trials or other biopharmaceutical research, and anti-corruption laws, such as the U.S. Foreign Corrupt Practices Act and the United Kingdom Bribery Act of 2010; competition between our existing and potential customers and the potential negative impact on our business; our management of business restructuring transactions and the integration of acquisitions; risks related to the drug development services industry that could result in potential liability that could affect our business, reputation and financial condition; any failure of our insurance to cover the potential liabilities, including indemnification obligations, associated with the operation of our business and provision of services; our use of biological and hazardous materials, which could violate law or cause injury or death, resulting in liability; disruptions to our operations by the occurrence of a natural disaster, pandemic (such as the COVID-19 pandemic) or other catastrophic events; international or U.S. economic, currency, political and other risks, such as the COVID-19 pandemic; economic conditions and regulatory changes relating to the United Kingdom’s exit from the European Union; any inability to adequately protect our intellectual property or the security of our systems and the data stored therein; consolidation amongst our customers, and the potential for rationalization of the combined drug development pipeline, resulting in fewer products in clinical development; any patent or other intellectual property litigation we might be involved in; changes in tax laws, such as U.S. tax reform, or interpretations of existing tax laws; our investments in third parties, which are illiquid and subject to loss; the substantial value of our goodwill and intangible assets, which we might not fully realize, resulting in impairment losses; difficult and volatile conditions in the capital and credit markets and in the overall economy, including those caused by the COVID-19 pandemic; risks related to our indebtedness; risks related to ownership of our common stock; the significant influence certain stockholders have over us; and other factors beyond our control. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release entitled “PPD Updates Third Quarter 2020 Financial Guidance”

99.2	Press Release entitled “PPD Announces Secondary Offering of Shares of Common Stock”

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPD, Inc.

	By:	/s/ B. Judd Hartman
	Name:	B. Judd Hartman
	Title:	Executive Vice President, General Counsel and Secretary

Date: September 14, 2020